UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

New Horizons Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. markets surged in the first several months of the year, supported by healthy corporate earnings, strong balance sheets, and increasing consumer demand. Renewed merger activity also helped U.S. equities rally. But following the pattern of the last several years, markets gave back much of their gains in the spring. The European debt crisis flared up again, and as the Continent slid into recession, growth began to wane in the U.S. China also showed signs of a slump, and general uncertainty seized markets about whether the global recovery was being derailed yet again. Nonetheless, our search for innovators and high-quality and durable companies bore fruit, and our fund generated a gain of 11.80% in the last six months, surpassing its growth index benchmark.

As shown in the accompanying Performance Comparison table, the New Horizons Fund returned 11.80% for the six months ended June 30, 2012, outpacing the small-cap Russell 2000 Growth Index, as well as its peer group of similarly managed funds, the Lipper Small-Cap Growth Funds Index. The fund’s long-term relative performance remained very strong. Lipper ranked the New Horizons Fund 1 of 513, 1 of 447, 4 of 394, and 1 of 258 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2012, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

In a reprise of last year, U.S. stocks produced extraordinary gains in the first quarter of 2012 before surrendering some of those gains in the second quarter. The S&P 500 Index surged 12.59% in the first three months of 2012 on improved corporate earnings, better U.S. job growth, a continued updraft in manufacturing, and an easing debt crisis in the eurozone. But the tables turned in the second quarter, and the S&P 500 shed 2.75%. Corporate earnings and job growth weakened, manufacturing began to slow, and the debt crisis flared anew. China also began to slow down, which further strained international markets. The Federal Reserve continued its easy monetary policies, and late in the period it extended “Operation Twist,” a program designed to suppress long-term interest rates and reduce borrowing costs, through the end of the year. But the Fed did not dig deeper in its tool box, which may have disappointed equity investors but served as a reminder that the economic recovery, anemic by historical standards, was continuing. Fears of imminent recession were overdone.

STRATEGY REVIEW

As long-term shareholders know, the goal of the fund is to invest in small companies that become larger, market-leading companies in five to 10 years and compound returns. We consistently review our initial assessments to learn and refine our processes.

We recently examined the initial public offering (IPO) market since the end of the technology bubble in 2000 and found that, over the past 12 years, the venture capital community has produced 50 IPOs annually. Approximately half of these companies reached $100 million in annual sales within five years of their IPO, and less than 7% amassed $1 billion in revenue within that time period. Of the companies that have their IPOs as small-caps, less than 4%, or fewer than 20 over the past decade, grew to over $1 billion in revenue. Put another way, for a venture capital-backed company (which compose about 40% of all new small-cap IPOs) to develop into a much larger company in five to 10 years would generally require reaching near $1 billion in revenue, which is very difficult. In other words, investing in and patiently holding on to such true “outlier” companies is challenging. How do we identify them?

We primarily focus on six categories of innovation in an attempt to find and invest in companies that are developing products and services and that will result in significant benefits to consumers and businesses. These areas include corporate technology, media convergence, health care information technology, genomics, financial payments technology, and collaborative and aggregate data businesses. We spend significant effort examining the entire ecosystem of industries that can produce value over time. We seek out entrepreneurs, venture capitalists, and innovators to learn about the trends in their industries and search for unique companies that can define their markets. We look for companies that possess an ethos of innovation, strong management teams, and solid underlying business models. Once we invest in a company, we routinely review its progress to ensure that our underlying thesis of its business warrants our continued investment. We remain patient with our holdings to allow the power of compounding wealth to benefit our shareholders. For, as noted above, true outliers are statistically rare. Our experience demonstrates that holding unique franchises while they are growing and dynamic adds value. We also believe that prematurely replacing many of these franchise companies would lead to substituting them with inferior companies and result in a shift away from a proven approach that has worked so well.

PORTFOLIO REVIEW

In the last six months, our health care and information technology holdings generated strong gains due to the solid performances of biotechnology companies and Internet and software companies. Indeed, our positions helped the fund generate a solid return for our shareholders during a period in which small-cap shares underperformed large-caps. While we surpassed our benchmark, our consumer discretionary holdings hampered performance, largely due to the lackluster earnings reports for several holdings. We continue to focus on companies with growing market share and strong management teams that can take advantage of opportunities regardless of the economic and spending environment.

The opportunity for small-cap companies to become large-caps remains a core thesis of our investment strategy. This continues to be evident among biotech therapeutics companies, where small-cap firms can bring to market new drugs for untreated and serious needs. Regeneron Pharmaceuticals, which develops drugs for cancer, macular degeneration, and auto-inflammatory diseases, performed extraordinarily well. The company has benefited from its new drug Eylea, which is used to treat macular degeneration, in 2012. Incyte, a biopharmaceutical holding, rose more than 50% as its new drug for myelofibrosis, Jakafi, has gotten off to a fast launch. The drug is a potential “blockbuster.” The firm also received encouraging data on an Eli Lilly-partnered rheumatoid arthritis drug. Forecasts for its first year of sales have risen to more than $500 million. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Several of our health care holdings represent attractive service business models that benefit from the advantages of scale and their ability to make end markets more efficient. Examples include SXC Health Solutions, which provides pharmacy benefit management services and technology solutions to the health care industry. During the period, the company acquired pharmacy benefit management company Catalyst Health Solutions, which we believe is a good fit for SXC (now renamed Catamaran). Athenahealth is a rapidly growing software-as-a-service business services firm, which automates and manages billing-related functions, maintenance of electronic medical records for physicians, and communication with patients and other providers. Its shares surged, as it reported solid revenue growth driven by its sales of multiple products to single clients.

The information technology sector remains our largest allocation, at about 25% of the portfolio. We focus on companies with growing market share and strong management teams that can take advantage of the inevitable changes in the underlying industry regardless of the spending environment. During the period, we increased our allocation to online media and commerce and enterprise computing. We have substantial investments in enterprise computing, which we believe is in a period of significant change as we transition from companies buying inputs to those buying and measuring outputs. In Internet software and services, we own OpenTable, the leading electronic restaurant reservation platform, and Youku, the leading online video site in China. We added to Youku, which was one of the portfolio’s top contributors. We also added to shares of Angie’s List, which we have owned since its IPO. We believe this is a unique, defensive, durable asset in the local content space. The core business should benefit from facilitating commerce between quality service providers and its members.

In software, core positions include leading financial information service provider Concur Technologies, the leading expense and travel management software company. We eliminated Ariba after its strong performance and following its takeover by SAP.

Consumer discretionary holdings remain a core sector of our portfolio. While several positions suffered setbacks from weaker-than-expected earnings, we continued to find a number of attractive companies that we believe can become industry leaders over time. We established a position in Lumber Liquidators, a specialty retailer of hardwood flooring that features a new management team leading a solid underlying business. The holding benefited overall results. We also added to our position of Francesca’s Holdings, a specialty retailer of apparel and accessories for women. We believe the company’s niche market, strong sales volumes, and rapid introduction of new products should benefit its share price over time. We added to Netflix, the market leader in online streaming and DVD deliveries. The stock was under pressure due to its lackluster second-quarter subscriber guidance and concerns about the company’s ability to reach its full-year subscriber target. However, its subscription base has resumed growing, and its global platform is well positioned. The company’s UK launch was off to a surprisingly strong start, and its business in Canada is also growing. While it faces headwinds in Latin America, we believe Netflix has strong long-term opportunities in the region. During the period, we trimmed apparel names Michael Kors and Carter’s on strength.

In the industrials and business services sector, we purchased Lennox International, a manufacturer of HVAC equipment for commercial and residential markets. We believe the headwinds that the company is facing—anemic new home construction, lagging spending on new HVAC systems, and the phase-out of a federal tax credit for high-efficiency HVAC equipment—are likely to become tailwinds over time. We also believe the company has reduced its cost structure and will be more profitable as HVAC demand improves. We sold our position in Hexcel, a manufacturer of low-weight, carbon fiber composites for aircraft, on valuation. Clean Harbors, a leading operator of hazardous waste services, including incineration, disposal, and on-site clean-up services, lost ground during the period. But we believe the company has a dominant position in this specialty waste market because it controls a majority of the noncaptive incineration capacity in North America.

OUTLOOK

The U.S. economy is experiencing a slowdown that has been reflected in lower corporate earnings in the second quarter. Continuing pressures in Europe, where most countries in the eurozone are in recession or on the cusp of a downturn, and a slowing Chinese economy have also dented U.S. growth prospects. A stronger dollar against the euro hasn’t helped U.S. manufacturers either. What’s worse is the uncertainty about the looming “fiscal cliff,” a reference to a potentially dark economic turn at year’s end, when federal tax cuts are set to expire and steep spending cuts are scheduled to take effect.

As we noted in our previous letter, we are disappointed over the continued political stalemate in Washington, D.C. We remain hopeful that Congress and the executive branch will eventually face these challenges with the same candor that we would expect from our portfolio’s CEOs when faced with a significant long-term challenge.

On a positive note, the U.S. housing market finally appears to be awakening from its most severe downturn in decades. Lower energy prices have helped consumers, wages appear to be on the rise, and corporations have strong balance sheets with lots of cash on hand. But in the absence of growth abroad and a clearer direction at home, the recovery could remain weak. Indeed, we expect markets to be volatile in this “risk on, risk off” period.

As we expected, earnings growth among small-caps—particularly among small-cap growth companies—has continued to trail large-caps. Despite their underperformance versus large-caps in the last six months, we believe small-caps remain at premium valuations versus large-caps. The New Horizons Fund’s price/earnings (P/E) ratio (stock price compared with per share earnings) stood at a historically high level of 25.5 at the end of June 2012. The New Horizons Fund’s P/E relative to the S&P 500 on expected 12-month forward earnings is 2.0, near its highest level in decades. With regard to other metrics, such as price/book and price/cash flow, the ratios are closer to relative highs.

Despite the economic soft patch and easing corporate earnings, we have identified a number of thriving companies that have healthy balance sheets and that are producing quality goods and materials by using technological innovation. We believe that despite market volatility and an uncertain economic landscape, we will continue to uncover companies for our shareholders that stand to benefit from growth in their respective sectors and industries. Market gyrations have done little to dent our enthusiasm for the solid fundamental research that is essential in any market environment.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

July 16, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/12

Best Contributors		Worst Contributors	
SXC Health Solutions	37¢	FMC Technologies	-13¢
Regeneron Pharmaceuticals	35	Northern Oil and Gas	-9
Athenahealth	21	Green Dot	-8
Ariba**	15	Clean Harbors	-8
Incyte	15	Sapient	-8
Youku	15	Bill Barrett	-7
Pharmacyclics	13	MakeMyTrip	-7
Alexion Pharmaceuticals	12	American Public Education	-7
Michael Kors	12	Tempur-Pedic	-6
Gartner	12	SM Energy	-5
Total	187¢	Total	-78¢

12 Months Ended 6/30/12

Best Contributors		Worst Contributors	
Pharmasset**	51¢	Sapient	-14¢
SXC Health Solutions	38	Health Management Associates**	-12
Regeneron Pharmaceuticals	38	Green Dot	-11
Athenahealth	29	Bill Barrett*	-11
Alexion Pharmaceuticals	27	Tempur-Pedic	-10
Michael Kors*	24	Korn Ferry	-10
Twitter	20	Aruba Networks	-9
Carter's	18	Bruker	-9
Advisory Board	18	Northern Oil and Gas	-8
O'Reilly Automotive	17	K12	-8
Total	280¢	Total	-102¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 31.03	$ 33.49	$ 25.58	$ 17.79	$ 30.51	$ 32.29
Investment activities						
Net investment loss[1]	(0.08)	(0.17)	(0.13)	(0.11)	(0.12)	(0.16)
Net realized and unrealized gain (loss)	3.74	2.25	8.98	7.91	(11.79)	2.10
Total from investment activities	3.66	2.08	8.85	7.80	(11.91)	1.94
Distributions						
Net investment income	–	–	–	(0.01)	–	–
Net realized gain	–	(4.54)	(0.94)	–	(0.81)	(3.72)
Total distributions	–	(4.54)	(0.94)	(0.01)	(0.81)	(3.72)
NET ASSET VALUE						
End of period	**$ 34.69**	**$ 31.03**	**$ 33.49**	**$ 25.58**	**$ 17.79**	**$ 30.51**

Ratios/Supplemental Data

Total return[2]	**11.80%**	**6.63%**	**34.67%**	**43.87%**	**(38.78)%**	**6.25%**
Ratio of total expenses to average net assets	0.81%[3]	0.81%	0.81%	0.85%	0.84%	0.80%
Ratio of net investment loss to average net assets	(0.48)%[3]	(0.50)%	(0.48)%	(0.54)%	(0.49)%	(0.47)%
Portfolio turnover rate	21.2%	43.7%	46.1%	26.6%	25.8%	27.7%
Net assets, end of period (in millions)	$ 9,217	$ 7,865	$ 7,732	$ 5,636	$ 4,055	$ 7,159

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.0%		
CONSUMER DISCRETIONARY 19.0%		
Auto Components 0.5%		
WABCO Holdings (1)	841,000	44,514
		44,514
Distributors 0.2%		
Pool	381,200	15,423
		15,423
Diversified Consumer Services 1.2%		
American Public Education (1)(2)	2,180,000	69,760
K12 (1)	664,800	15,490
Strayer Education	251,900	27,462
		112,712
Hotels, Restaurants & Leisure 5.2%		
Betfair (GBP)	1,662,343	19,487
BJ's Restaurants (1)(2)	1,720,400	65,375
Chipotle Mexican Grill (1)	176,700	67,137
Choice Hotels International	2,205,898	88,082
Panera Bread, Class A (1)	980,074	136,662
Vail Resorts (2)	2,143,000	107,321
		484,064
Household Durables 1.8%		
Harman International	2,351,811	93,132
iRobot (1)	1,102,261	24,415
Tempur-Pedic (1)	2,029,200	47,463
		165,010
Internet & Catalog Retail 2.2%		
Blue Nile (1)(2)	1,634,288	48,555
CafePress (1)	274,800	4,089
HSN	143,900	5,806
MakeMyTrip (1)(2)	2,634,519	43,285

Netflix (1)	1,360,000	93,119
Vitacost.com (1)	771,500	4,552
		199,406
Leisure Equipment & Products 0.4%		
Brunswick	1,590,800	35,348
		35,348
Media 0.7%		
Morningstar	669,117	38,702
Pandora Media (1)	2,780,500	30,224
		68,926
Specialty Retail 5.4%		
ANN (1)	1,462,300	37,274
Francesca's Holdings (1)(2)	3,156,436	85,255
Lumber Liquidators (1)(2)	2,232,100	75,423
Monro Muffler Brake (2)	1,628,370	54,127
O'Reilly Automotive (1)	1,577,900	132,181
Rue21 (1)	960,749	24,249
Zumiez (1)(2)	2,143,212	84,871
		493,380
Textiles, Apparel & Luxury Goods 1.4%		
Carters (1)	1,236,000	65,014
Michael Kors Holdings (1)	254,981	10,668
Under Armour (1)	558,000	52,720
		128,402
Total Consumer Discretionary		1,747,185
CONSUMER STAPLES 2.5%		
Beverages 0.3%		
Boston Beer, Class A (1)	223,745	27,073
		27,073

Food & Staples Retailing 1.1%		
Fresh Market (1)	755,900	40,539
PriceSmart	928,800	62,703
		103,242
Food Products 1.1%		
Annie's (1)	126,500	5,296
Flowers Foods	4,206,900	97,726
		103,022
Total Consumer Staples		233,337
ENERGY 3.8%		
Energy Equipment & Services 1.4%		
FMC Technologies (1)	2,196,300	86,161
Oil States International (1)	371,400	24,586
RigNet (1)(2)	1,106,208	19,237
		129,984
Oil, Gas & Consumable Fuels 2.4%		
Approach Resources (1)	943,000	24,084
Bill Barrett (1)	1,584,600	33,942
Cloud Peak Energy (1)	1,898,800	32,109
Goodrich Petroleum (1)	761,400	10,553
Halcon Resources (1)	1,536,700	14,506
Laredo Petroleum (1)	434,600	9,040
Northern Oil & Gas (1)(2)	3,372,900	53,764
PDC Energy (1)	528,600	12,961
SM Energy	560,100	27,507
Voyager Oil & Gas (1)	1,036,900	1,825
Voyager Oil & Gas, Warrants, 2/4/16, Acquisition Date: 2/4/11 Acquisition Cost $0 (1)(3)	1,242,500	149
		220,440
Total Energy		350,424

FINANCIALS 4.7%		
Capital Markets 0.6%		
Financial Engines (1)	2,260,700	48,492
KBW	594,200	9,775
Trian Acquisition, Equity Units, EC (1)	1,380,100	—
		58,267
Commercial Banks 1.8%		
Signature Bank (1)	1,252,500	76,365
SVB Financial Group (1)	982,700	57,704
Texas Capital Bancshares (1)	482,000	19,468
Western Alliance Bancorp (1)	1,711,917	16,023
		169,560
Consumer Finance 0.6%		
Green Dot, Class A (1)(2)	2,276,300	50,352
		50,352
Diversified Financial Services 0.9%		
MSCI, Class A (1)	2,371,900	80,692
		80,692
Insurance 0.8%		
Brown & Brown	941,000	25,661
First American Financial	1,460,000	24,762
Infinity Property & Casualty	431,821	24,903
		75,326
Total Financials		434,197
HEALTH CARE 20.0%		
Biotechnology 8.0%		
Abcam (GBP)	5,021,001	32,826
Alexion Pharmaceuticals (1)	1,067,400	105,993
Alkermes (1)	994,000	16,868

Amarin, ADR (1)	1,025,000	14,822
Anacor Pharmaceuticals (1)	795,000	5,160
ChemoCentryx (1)	171,400	2,571
Clovis Oncology (1)	369,300	8,006
Cytokinetics (1)(2)	8,173,000	5,235
Cytokinetics, Warrants, 1/2/24 (1)(2)	4,903,800	1,074
Dyadic International (1)	868,000	920
Exelixis (1)	5,007,700	27,693
Halozyme Therapeutics (1)	600,000	5,316
Human Genome Sciences (1)	1,665,000	21,861
Idenix Pharmaceuticals (1)	2,400,000	24,720
Incyte (1)	5,225,000	118,607
Infinity Pharmaceuticals (1)	462,621	6,273
InterMune (1)	596,000	7,122
Ironwood Pharmaceuticals (1)	400,000	5,512
Lexicon Pharmaceuticals (1)	4,711,180	10,600
Momenta Pharmaceuticals (1)	716,400	9,686
Neurocrine Biosciences (1)	1,790,000	14,159
NPS Pharmaceuticals (1)	309,400	2,664
Pharmacyclics (1)	915,000	49,968
Regeneron Pharmaceuticals (1)	1,491,000	170,302
Rigel Pharmaceuticals (1)	773,600	7,194
Seattle Genetics (1)	850,000	21,582
Targacept (1)	106,400	458
Theravance (1)	594,700	13,214
Tranzyme (1)	814,300	3,013
Vertex Pharmaceuticals (1)	174,000	9,730
Vical (1)	1,838,000	6,617
YM Biosciences (1)	2,981,000	5,902
		735,668
Health Care Equipment & Supplies 2.1%		
Conceptus (1)(2)	1,670,481	33,109
EnteroMedics (1)	1,737,400	5,994
EnteroMedics, Warrants, 6/8/16 (1)	908,400	1,862

EnteroMedics, Warrants, 9/28/16 (1)	128,400	283
GenMark Diagnostics (1)(2)	2,066,300	8,968
HeartWare International (1)	486,955	43,242
IDEXX Laboratories (1)	737,400	70,886
Tornier (1)	132,557	2,972
Volcano (1)	1,023,859	29,334
		196,650
Health Care Providers & Services 4.2%		
AMERIGROUP (1)	1,681,300	110,814
Fleury (BRL)	4,125,000	52,371
Henry Schein (1)	1,068,300	83,851
HMS Holdings (1)	4,042,300	134,649
LCA-Vision (1)	750,400	3,227
		384,912
Health Care Technology 3.8%		
athenahealth (1)	1,478,000	117,013
HealthStream (1)	732,600	19,048
SXC Health Solutions (1)	2,158,200	214,115
		350,176
Life Sciences Tools & Services 0.8%		
BG Medicine (1)	417,800	2,916
Bruker (1)	3,241,600	43,146
Illumina (1)	588,200	23,757
		69,819
Pharmaceuticals 1.1%		
Aegerion Pharmaceuticals (1)	725,000	10,759
Alexza Pharmaceuticals, Warrants, 10/5/16 Acquisition Date: 10/5/09, Acquisition Cost $79 (1)(3)	63,000	13
AVANIR Pharmaceuticals (1)	4,065,800	15,938
Cadence Pharmaceuticals (1)	991,800	3,541
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $16 (1)(3)	131,000	52
Cardiome Pharma (1)	728,889	331

MAP Pharmaceuticals (1)	225,000	3,370
Medicines Company (1)	816,700	18,735
Nektar Therapeutics (1)	728,800	5,881
Optimer Pharmaceuticals (1)	975,000	15,132
Pacira Pharmaceuticals (1)(2)	1,600,000	25,664
XenoPort (1)	1,053,600	6,364
		105,780
Total Health Care		1,843,005
INDUSTRIALS & BUSINESS SERVICES 14.0%		
Aerospace & Defense 0.8%		
HEICO, Class A (2)	2,280,616	73,573
		73,573
Air Freight & Logistics 0.1%		
Hub Group, Class A (1)	154,852	5,606
		5,606
Airlines 0.9%		
Allegiant Travel (1)(2)	1,156,012	80,551
		80,551
Building Products 0.8%		
A.O. Smith	697,100	34,081
Lennox International	852,700	39,761
		73,842
Commercial Services & Supplies 4.3%		
Clean Harbors (1)(2)	2,829,000	159,612
Innerworkings (1)(2)	4,333,662	58,635
Interface (2)	2,740,200	37,349
Mobile Mini (1)	1,853,700	26,693
Waste Connections	3,948,400	118,136
		400,425

INFORMATION TECHNOLOGY 23.3%

Communications Equipment 1.4%		
ADTRAN	1,025,000	30,945
Aruba Networks (1)	3,000,000	45,150
Finisar (1)	3,200,000	47,872
Ubiquiti Networks (1)	400,000	5,700
		129,667
Computers & Peripherals 0.2%		
Intevac (1)(2)	1,499,400	11,275
QLogic (1)	750,000	10,268
		21,543
Electronic Equipment, Instruments & Components 0.9%		
Elster Group, ADR (1)	1,136,300	23,067
National Instruments	700,000	18,802
Orbotech (1)	850,000	6,477
Trimble Navigation (1)	750,000	34,507
		82,853
Internet Software & Services 7.3%		
Active Network (1)(2)	3,515,100	54,097
Ancestry.com (1)	363,200	9,999
Angie's List (1)(2)	3,711,404	58,789
Bankrate (1)	2,882,650	53,012
Cornerstone OnDemand (1)	1,576,000	37,525
CoStar Group (1)	742,700	60,307
MercadoLibre	133,700	10,134
OpenTable (1)(2)	2,208,700	99,414
Rackspace Hosting (1)	3,005,300	132,053
SPS Commerce (1)	496,000	15,068
Tudou Holdings, ADR (1)	797,000	26,715
Yelp (1)(8)	249,300	5,667
Youku, ADR (1)(2)	4,428,141	96,002

Youku, Class A, Acquisition Date: 9/15/10 – 6/14/11 Acquisition Cost $— (1)(2)(3)	6	—
Zulily, Acquisition Date: 8/2/11, Acquisition Cost $10,180 (1)(3)	7,230,590	10,180
		668,962
IT Services 3.2%		
Forrester Research	655,273	22,187
Gartner (1)	3,757,026	161,740
Genpact (1)	600,000	9,978
iSoftstone Holdings, ADR (1)	2,400,000	13,680
Sapient (2)	9,044,156	91,075
Xoom, Acquisition Date: 8/26/10, Acquisition Cost $449 (1)(3)	401,257	1,011
		299,671
Semiconductor & Semiconductor Equipment 3.1%		
BCD Semiconductor Manufacturing, ADR (1)	394,500	1,700
Cavium (1)	1,700,000	47,600
Diodes (1)	975,000	18,301
Fairchild Semiconductor, Class A (1)	850,000	11,985
GT Advanced Technologies (1)	1,850,000	9,768
Hittite Microwave (1)	325,000	16,614
Intersil Holding, Class A	2,750,000	29,287
PDF Solutions (1)	750,000	7,403
PMC-Sierra (1)	8,000,000	49,120
Semtech (1)	850,000	20,672
Silicon Laboratories (1)	1,150,000	43,585
Teradyne (1)	500,000	7,030
TriQuint Semiconductor (1)	3,470,000	19,085
		282,150
Software 7.2%		
Bottomline Technologies (1)	1,500,000	27,075
Cadence Design Systems (1)	2,000,000	21,980
Commvault Systems (1)	375,000	18,589
Concur Technologies (1)	1,275,000	86,827
DynaVox, Class A (1)(2)	948,000	1,062

Epiq Systems (2)	2,000,000	24,500
FactSet Research Systems	1,360,100	126,408
Fortinet (1)	1,150,000	26,703
Gameloft (EUR) (1)	3,433,388	21,361
Informatica (1)	750,000	31,770
Jive Software (1)	700,000	14,693
QLIK Technologies (1)	750,000	16,590
RealD (1)	2,000,000	29,920
RealPage (1)	2,683,000	62,138
Rovi (1)	348,000	6,828
Sourcefire (1)	1,150,000	59,110
SS&C Technologies Holdings (1)	2,116,164	52,904
TIBCO Software (1)	1,100,000	32,912
		661,370
Total Information Technology		2,146,216
MATERIALS 2.5%		
Chemicals 1.3%		
Koppers (2)	1,149,269	39,075
Rockwood Holdings	1,821,500	80,784
Senomyx (1)(2)	2,017,923	4,742
		124,601
Metals & Mining 1.2%		
Compass Minerals	772,600	58,934
Harry Winston Diamond (CAD) (1)(2)	4,240,300	48,105
		107,039
Total Materials		231,640
Total Miscellaneous Common Stocks 2.2% (4)		195,813
Total Common Stocks (Cost $6,121,422)		8,478,154

CONVERTIBLE PREFERRED STOCKS 2.5%		
CONSUMER DISCRETIONARY 0.6%		
Internet & Catalog Retail 0.4%		
coupons.com, Acquisition Date: 6/1/11 Acquisition Cost $17,482 (1)(3)	3,182,444	17,482
Peixe Urbano, Acquisition Date: 12/5/11 Acquisition Cost $19,858 (1)(3)	603,212	19,859
		37,341
Media 0.2%		
Glam Media, Acquisition Date: 7/2/07 – 3/19/08 Acquisition Cost $10,353 (1)(3)	805,923	4,183
Glam Media, EC, Acquisition Date: 7/2/07 – 3/19/08 Acquisition Cost $1,479 (1)(3)	115,132	597
TrialPay, Acquisition Date: 7/1/11 Acquisition Cost $9,245 (1)(3)	2,750,132	9,245
		14,025
Total Consumer Discretionary		51,366
HEALTH CARE 0.1%		
Health Care Technology 0.1%		
Castlight Health, Acquisition Date: 4/26/12 Acquisition Cost $10,418 (1)(3)	1,725,748	10,418
Total Health Care		10,418
INFORMATION TECHNOLOGY 1.8%		
Communications Equipment 0.1%		
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $8,470 (1)(3)	847,000	6,353
		6,353
Internet Software & Services 1.4%		
Evernote, Acquisition Date: 5/2/12 Acquisition Cost $12,266 (1)(3)	1,019,883	12,266

SHORT-TERM INVESTMENTS 4.8%

Money Market Funds 4.5%

T. Rowe Price Reserve Investment Fund, 0.16% (2)(6)	414,237,850	414,238
		414,238

U.S. Treasury Obligations 0.3%

U.S. Treasury Bills, 0.072%, 8/23/12	10,000,000	9,999
U.S. Treasury Bills, 0.075%, 10/18/12 (7)	15,000,000	14,996
U.S. Treasury Bills, 0.133%, 8/23/12	5,000,000	4,999
		29,994
Total Short-Term Investments (Cost $444,232)		444,232

SECURITIES LENDING COLLATERAL 0.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%

Money Market Funds 0.0%

T. Rowe Price Reserve Investment Fund, 0.16% (2)(6)	4,300,425	4,300
Total Investments through Securities Lending Program with State Street Bank and Trust Company		4,300
Total Securities Lending Collateral (Cost $4,300)		4,300
Total Investments in Securities		
99.5% of Net Assets (Cost $6,764,827)		**$ 9,174,993**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Affiliated Companies

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $239,402 and represents 2.6% of net assets.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/12	Value 12/31/11
Active Network	$ 13,977	$ 292	$ —	$ 54,097	$ *
Advisory Board	5,690	3,872	—	99,725	73,246
Allegiant Travel	6,447	169	—	80,551	55,999
American Public Education	28,634	3,017	—	69,760	61,985
Angie's List	9,487	9,694	—	58,789	*
athenahealth	4,203	20,917	—	*	89,840
BJ's Restaurants	26,023	333	—	65,375	*
Blue Nile	24,421	11,303	—	48,555	46,164
Clean Harbors	31,415	557	—	159,612	*
Conceptus	11,975	131	—	33,109	*
Cytokinetics	6,211	—	—	5,235	—
Cytokinetics Warrants, 1/2/24	1	—	—	1,074	—
DynaVox, Class A	—	75	—	1,062	3,480
EnPro Industries	12,602	311	—	56,294	39,151
Epiq Systems	—	3,727	223	24,500	26,876
Francesca's Holdings	50,626	2,055	—	85,255	*
GenMark Diagnostics	4,400	35	—	8,968	4,232
Green Dot, Class A	4,305	564	—	50,352	67,179
Harry Winston Diamond	—	385	—	48,105	45,592
HEICO, Class A	10,130	137	95	73,573	62,531
Innerworkings	9,185	4,669	—	58,635	36,806
Interface	—	10,170	122	37,349	38,511
Intevac	—	77	—	11,275	11,187
K12	—	31,289	—	*	34,451

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,764,827)	$ 9,174,993
Receivable for investment securities sold	131,078
Receivable for shares sold	8,263
Variation margin receivable on futures contracts	3,408
Dividends and interest receivable	2,125
Cash	90
Other assets	537
Total assets	9,320,494
Liabilities	
Payable for investment securities purchased	88,902
Investment management fees payable	4,764
Obligation to return securities lending collateral	4,300
Payable for shares redeemed	4,260
Due to affiliates	739
Other liabilities	706
Total liabilities	103,671
NET ASSETS	$ 9,216,823
Net Assets Consist of:	
Accumulated net investment loss	$ (21,603)
Accumulated undistributed net realized gain	740,708
Net unrealized gain	2,415,176
Paid-in capital applicable to 265,678,859 shares of $1.00 par value capital stock outstanding; 400,000,000 shares authorized	6,082,542
NET ASSETS	$ 9,216,823
NET ASSET VALUE PER SHARE	$ 34.69

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/12
Investment Income (Loss)	
Income	
Dividend	$ 12,554
Securities lending	1,097
Interest	811
Total income	14,462
Expenses	
Investment management	29,032
Shareholder servicing	6,287
Prospectus and shareholder reports	190
Custody and accounting	190
Registration	152
Legal and audit	18
Directors	23
Miscellaneous	173
Total expenses	36,065
Net investment loss	(21,603)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	587,204
Futures	1,117
Foreign currency transactions	809
Net realized gain	589,130
Change in net unrealized gain (loss)	
Securities	362,152
Futures	5,010
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain	367,164
Net realized and unrealized gain	956,294
INCREASE IN NET ASSETS FROM OPERATIONS	$ 934,691

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $107,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $35,346,000 of net gain on $68,817,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $(477,000) for the six months ended June 30, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2012, the fund held equity futures with cumulative unrealized gain of $5,010,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2012, the fund recognized $1,117,000 of realized gain on Futures and a $5,010,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2012, the value of cash collateral investments was $4,300,000, and the value of loaned securities was $4,250,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,924,580,000 and $1,805,407,000, respectively, for the six months ended June 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2012, the cost of investments for federal income tax purposes was $6,781,191,000. Net unrealized gain aggregated $2,398,812,000 at period-end, of which $2,835,760,000 related to appreciated investments and $436,948,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June, 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $63,000 for Price Associates; $964,000 for T. Rowe Price Services, Inc.; and $1,781,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $121,000 for shareholder servicing costs related to the college savings plans, of which $80,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $47,000 of Spectrum Funds’ expenses and $949,000 of Retirement Funds’ expenses. Of these amounts, $562,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and 10% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information provided to the Board also indicated that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012